UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

The Emerging Markets Portfolio

June    , 2016

To the Shareholders of The Emerging Markets Portfolio:

A Special Meeting (the “Special Meeting”) of shareholders of The Emerging Markets Portfolio (the “Portfolio”) of HC Capital Trust (the “Trust”) will be held on Friday, July 29, 2016 at 10:00 a.m. (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Portfolio will be asked to consider and vote upon an important matter relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposal described in the Proxy Statement.

The Board of Trustees of the Trust unanimously recommends a vote “FOR” the approval of the proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion

President

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE EMERGING MARKETS PORTFOLIO

of

HC CAPITAL TRUST

to be held on July 29, 2016

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of The Emerging Markets Portfolio (the “Portfolio”) of HC Capital Trust (the “Trust”) will be held on Friday, July 29, 2016, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 a.m. (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of the Portfolio will be asked:

To approve a portfolio management agreement between the Trust and RBC Global Asset Management (UK) Limited (“RBC GAM”) relating to the Portfolio.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposal above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Portfolio at the close of business on June 21, 2016 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to The Emerging Markets Portfolio (the “Portfolio”).

Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on July 29, 2016 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about June 30, 2016. Only shareholders of record of the Portfolio on June 21, 2016 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposal (the “Proposal”) to be presented at the Special Meeting and the number of shares outstanding (“Record Date Shares”) of the Portfolio as of the Record Date:

Summary of Proposal	Record Date Shares
Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and RBC Global Asset Management (UK) Limited (“RBC GAM ”).	HC Strategic Shares: HC Advisors Shares:

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. Shareholders of the Portfolio will vote together on the Proposal without regard to the class of shares held.

Quorum; Vote Required to Approve Proposal

The presence of the holders of 40% of the shares of the Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act of 1940, as amended, (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of the Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”) serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders dated June 30, 2015 and Semi-Annual Report to Shareholders, dated December 31, 2015 have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (“Portfolios”) by one or more independent investment advisory firms (each, a “Specialist Manager”). The Portfolios are each separate investment portfolios of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers. The Adviser has the authority to allocate each Portfolio’s assets among the various Specialist Managers serving that Portfolio, allocating anywhere from 0% to 100% of a Portfolio’s assets to any Specialist Manager.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolios to achieve their overall investment objective.

The Board has approved the engagement of RBC GAM to serve the affected Portfolio based on the recommendations of the Adviser.

Shareholder Action

Implementation of the proposed new agreement with RBC GAM (the “Proposed Agreement”) requires the approval of the shareholders of the Portfolio. Provided shareholder approval is obtained, the Proposed Agreement will become effective as soon as is reasonably practicable following such approval by shareholders. If the Proposed Agreement is not approved by shareholders, the Portfolio will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action.

Further Information

Information about the Portfolio and the Proposed Agreement and a comparison of the current and proposed fee structures is set forth below under the heading “Proposal”; an illustration of the impact that the new fee structures would have had on the Portfolio had they been in effect during the fiscal year ended June 30, 2015, appears in Appendix A to this Proxy Statement. Additional information concerning RBC GAM is set forth under the heading “Additional Information.”

PROPOSAL:

Approval of new Portfolio Management Agreements between the Trust,

on behalf of the Portfolios, and RBC GAM

Noting that the Portfolio is currently heavily invested in value companies, the Adviser has recommended to the Board that the Portfolio increase diversification through the addition of a Specialist Manager that specializes in investing in emerging markets countries using a “quality growth” strategy. The Adviser has further recommended that RBC GAM be contracted to provide these specialized portfolio management services to the Portfolio by focusing on buying companies with steady cash flow generation, strong franchise values and high quality balance sheets.

At a meeting of the Board held on June 14, 2016, the Board approved the terms of the Proposed Agreement. The Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio. Once implemented, the Proposed Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of the Portfolio to be managed by RBC GAM will be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the Proposed Agreement is set forth below. Information about RBC GAM is set forth below under the heading “Additional Information.” Information about the Portfolio and the terms and conditions of the Proposed Agreement, including the proposed fee structure, is also set forth below and a copy of the form of Proposed Agreement appears as Exhibit 1 to this Proxy Statement. Finally, an illustration of the impact that the new fee structures would have had on the Portfolio had they been in effect during the fiscal year ended June 30, 2015, appears in Appendix A to this Proxy Statement.

The fees payable to RBC GAM under the Proposed Agreement will be higher than any of the fees currently payable to any of the current Specialist Managers serving the Portfolio at certain asset levels. The fees in the Proposed Agreement reflect the specific services that RBC GAM will provide to the Portfolio. Based on the anticipated initial allocation of assets to RBC GAM , it is expected that the overall advisory fees to be paid by the Portfolio will increase immediately upon approval of the Proposed Agreement. The overall advisory fees may increase further in the future if the Proposed Agreement is approved, depending on the allocation of assets amongst the Portfolio’s various Specialist Managers.

For more information on the fees and expenses of Portfolio, please see the pro-forma fee and expense tables in Appendix A to this Proxy Statement.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE PORTFOLIO

VOTE “FOR” THE PROPOSAL

Factors Considered by the Board in Approving the Proposal.

At its regular meeting on June 14, 2016, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Agreement subject to the approval of the shareholders of the Portfolio. In connection with its deliberations, the Board requested and received a range of information from RBC GAM about its business operations, financial position, costs and/or profitability, other accounts and related information.

In concluding that approval of the Proposed Agreement was in the best interests of the Portfolio and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Portfolio, the role of the various Specialist Managers currently serving the Portfolio, and the potential benefits of engaging RBC GAM to manage a portion of the Portfolio’s assets.

The Board also considered information provided to it by the Adviser and RBC GAM with respect to the nature and quality of the services expected to be provided by RBC GAM , its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Agreement including fees payable to RBC GAM .

The information received from the Adviser included the Adviser’s overall evaluation of RBC GAM , the investment style that the Adviser expects RBC GAM to bring to its assignment, the Adviser’s expectations for the Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to the strategy assigned to RBC GAM .

In summary, the Board concluded that the implementation of the Proposed Agreement would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to RBC GAM’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by RBC GAM , the Board had before it information that it received from the Adviser and RBC GAM with respect to RBC GAM’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board further considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by RBC GAM were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of RBC GAM to carry out the investment policies of the Portfolio and to implement its investment strategies.

The Board also determined that the rate at which RBC GAM would be compensated for its services under the Proposed Agreement was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolios managed by other investment advisers (the “peer group”) and with information from RBC GAM regarding the fee structures of its similarly-managed accounts. While the Board found the information presented useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolio and of the Trust as a whole and the fact that the rate at which RBC GAM is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the proposed engagement could result in an increase in the overall advisory fees paid the Portfolio at certain asset levels, but balanced such possible increases against the advantage to the Portfolio expected to be achieved by virtue of access to RBC GAM’s investment strategy. The Board also recognized that the overall levels of advisory fees and expenses experienced by the Portfolio depend upon the manner in which the assets of the Portfolio are allocated among the various Specialist Managers by the Adviser.

In concluding that the engagement of RBC GAM would be appropriate and, further, that approval of the Proposed Agreement was in the best interests of shareholders of the Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Portfolio is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Portfolio are generally available only to such clients. The Board also had before it information to the effect that RBC GAM would be responsible only for the day-to-day investment decisions for that portion of the assets of the Portfolio allocated to it. Moreover, the Board was informed that RBC GAM would not participate in the administration of the Portfolio or the distribution of its shares and would receive limited, if any, benefit from its association with the Portfolio or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by RBC GAM, referencing the expected investment style, the experience of the personnel expected to be assigned to the Portfolio and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the RBC GAM’s other similarly-managed accounts.

Information About the Proposed Agreement.

The Proposed Agreement requires the named service provider to: (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act. Under the terms of the Proposed Agreement, the Portfolio will pay RBC GAM an annual fee calculated based on the average daily net asset value of the assets allocated to it as follows: 0.80% on the first $100 million of Combined Assets; 0.65% on the next $150 million and 0.60% thereafter. “Combined Assets” means the sum of: the average daily net assets managed by RBC GAM in the Portfolio aggregated with the net assets invested in the same strategy as the Portfolio that are managed by RBC GAM for the benefit of certain other investors who are clients of the Adviser.

For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix A.

With respect to duration and termination, the Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the Proposal is approved, the Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of the Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to the Portfolio. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about the Adviser. Under the terms of two separate discretionary investment advisory agreements with the Trust (“HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. This authority allows the Adviser to allocate from 0% to 100% of a Portfolio’s assets to any Specialist Manager under contract to that Portfolio. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each investment portfolio’s average net assets. For the fiscal year ended June 30, 2015, the Adviser received advisory fees from the Portfolio in the amount of $933,000.

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, a principal of the Adviser, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 8, 2016.

Information about RBC GAM .

RBC Global Asset Management (UK) Limited is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC GAM has been registered with the SEC as an investment advisor since September, 2013, and has been a portfolio manager of publicly-offered funds since 1998. RBC GAM maintains its offices at Riverbank House, 2 Swan Lane, London, UK, EC4R 3AF. As of March 31, 2016, RBC GAM managed approximately $13 billion in assets.

For its services with respect to the portion of The Emerging Markets Portfolio allocated to RBC GAM from time to time (the “Account”), RBC GAM receives a fee calculated at an annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million. Combined Assets refers to the aggregate of all assets of the Portfolio managed by RBC and any assets of other clients of the Adviser managed by RBC GAM using the same strategy. During the fiscal year ended June 30, 2015, RBC GAM was not allocated assets of The Commodity Returns Strategy Portfolio.

Day-to-day investment decisions for the Portfolio will be the responsibility of:

Name / Title	Specialization
Philippe Langham, ACA Head, RBC Emerging Markets Equity	Generalist, all markets
Laurence Bensafi, CFA Deputy Head, RBC Emerging Markets Equity	Generalist, all markets
Guido Giammattei Portfolio Manager, RBC Emerging Markets Equity	Taiwan & Malaysia
Veronique Erb Portfolio Manager, RBC Emerging Markets Equity	China, Korea
Zeena Dahdaleh, CFA Portfolio Manager, RBC Emerging Markets Equity	Europe, Middle East & Africa; Southeast Asia; Frontier Markets
Richard Farrell, CFA Portfolio Manager, RBC Emerging Markets Equity	Russia, India
Mustafa Boulhabel Associate Portfolio Manager, RBC Emerging Markets Equity	Latin America
Christoffer Enemaerke Associate Portfolio Manager, RBC Emerging Markets Equity	China

Philippe Langham, ACA

Senior Portfolio Manager, Head, RBC Emerging Markets Equity

Philippe is Head of the Emerging Markets Equity team in London and lead manager for the Emerging Markets Equity and Emerging Markets Small Cap Equity Strategies. Philippe joined RBC GAM in 2009 to establish and lead the Emerging Markets Equity team in London. He has worked in the investment industry since 1992 and prior to joining RBC GAM, Philippe was the Head of Global Emerging Markets at Société Générale Asset Management in London. Previously, Philippe managed the Global Emerging Markets, Asian, Latin American and US portfolios at the Kuwait Investment Office in London, and was Director and Head of Asia and Emerging Markets at Credit Suisse in Zurich. Philippe obtained a BSc in Economics from the University of Manchester in England, and is a Chartered Accountant

Laurence Bensafi, CFA

Senior Portfolio Manager, Deputy Head, RBC Emerging Markets Equity

Laurence is Deputy Head of Emerging Markets Equity in London and lead portfolio manager for the Emerging Markets Value Equity strategy. Prior to joining RBC GAM in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds, and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Société Générale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process.

In 1997, Laurence obtained a Magistère d’Économiste Statisticien & D.E.S.S. Statistique et Économétrie from Toulouse University in France. Laurence is a CFA charterholder.

Guido Giammattei

Head of Research, Portfolio Manager, RBC Emerging Markets Equity

Guido is a Portfolio Manager and Head of Research for the Emerging Markets Equity team in London. Prior to joining RBC GAM in 2010, Guido was an Emerging Markets Portfolio Manager at Rexiter Capital Management. Previously, he worked as an Emerging Markets Equities Analyst at the same firm. Guido began his career in the investment industry in 1998 as an Equity and Derivatives Trader at BSI in Italy. He then joined HSBC Asset Management as a Securities Analyst, and progressed on to become a Junior Portfolio Manager. In 1998, Guido obtained a BSc from Università Cattolica Del Sacro Cuore and in 2005 he obtained an MBA from Carroll Graduate School of Management, Boston College.

Veronique Erb

Portfolio Manager, RBC Emerging Markets Equity

Veronique is a Portfolio Manager in the Emerging Markets Equity team in London. Veronique began her investment career in 2000 and joined RBC Global Asset Management (RBC GAM) in 2015. Prior to joining RBC GAM, Veronique was at CLSA Asia Pacific Markets where she was responsible for Asian ex-Japan equities covering geopolitical, macroeconomic and fundamental analysis of the region for 15 years. Veronique grew up in Hong Kong, and obtained a BSc from the University of Surrey in 1998 in Economics and German, and an MSc in Finance from Cass Business School, London.

Zeena Dahdaleh, CFA

Portfolio Manager, RBC Emerging Markets Equity

Zeena is a Portfolio Manager in the Emerging Markets Equity team in London. Zeena began her investment career in 2007 and joined RBC GAM in 2009. Zeena has been with the Emerging Markets team since inception. Prior to joining RBC GAM, Zeena worked as an investment banking analyst for Lehman Brothers, which subsequently became Nomura. During her time as an analyst Zeena’s coverage included a number of emerging markets regions.

In 2007, Zeena obtained a BSc (Econ) from the London School of Economics. Zeena is a CFA charterholder.

Richard Farrell, CFA

Portfolio Manager, RBC Emerging Markets Equities

Richard is a Portfolio Manager in the Emerging Markets Equity team in London. Richard joined RBC GAM as an Equity Analyst in 2013. Prior to joining the firm, Richard worked at Aviva Investors providing fundamental equity analysis in the energy and materials sectors within Global Emerging Markets. Richard began his career in the investment industry in 2006 as an Analyst in HSBC’s Corporate Finance Department. In 2005, Richard obtained a BSc in Business and Finance from Kings College in London. In 2009 he obtained an MSc in Investment Management from Cass Business School in London. Richard is a CFA charterholder.

Mustafa Boulhabel

Associate Portfolio Manager, RBC Emerging Markets Equity

Mustafa is an Associate Portfolio Manager in the Emerging Markets Equity team in London. Mustafa first joined RBC GAM as an Investment Analyst in 2013, and recently rejoined the firm after taking time off for family reasons. Mustafa began his career in the investment industry in 2007 at Sinopia Asset Management as a Quantitative Analyst developing stock selection and allocation tools on equity markets as well as corporate bonds. In 2011, Mustafa moved to Aviva Global Investors, U.K., where he developed stock selection strategies for Emerging Market portfolios and created quantitative models as an Investment Analyst. In 2004, Mustafa obtained a DEUG, in 2005 he obtained his BA (Econ) and in 2007 he obtained his MiQE/F from University of Paris X.

Christoffer Enemaerke

Associate Portfolio Manager, RBC Emerging Markets Equity

Christoffer is an Associate Portfolio Manager in the Emerging Markets Equity team in London. Christoffer joined RBC GAM in 2013 and began his career in the investment industry in 2012. Prior to joining RBC GAM, Christoffer was a research associate at Nordea Investment Management in Copenhagen. He was responsible for the bottom-up fundamental analysis of companies in the Asia ex-Japan region, in particular within the consumer sector. In 2010, Christoffer obtained a BSc in Business Administration and Economics and in 2012 he obtained an MSc in Finance and Accounting from Copenhagen Business School. Christoffer has passed all three levels of the CFA.

The name and principal occupation of the principal executive officers and each director of RBC GAM are as follows:

Name	Principal Occupation
Natalie Benitez-Castellano	Partner, Bluebay Asset Management
Clive Brown	Chief Executive Officer, International
Dan Chornous	CIO, RBC Global Asset Management Inc.
Corey Cook	Chief Administrative Officer
Frank Lippa	CFO and COO, RBC Global Asset Management Inc.
Dave Thomas	CEO (Europe), RBC Capital Markets
Dominic Wallington	Chief Investment Officer

RBC GAM acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of the Portfolio.

Identity of the Fund	Size of the Fund†	Rate of Compensation
RBC EM Equity – Canadian Mutual Fund	$1710.5 million	0.75% - 1.85%*
RBC EM Equity (Lux) – SICAV	$150.8 million	0.85% - to 1.90%*
RBC EM Equity – 40 Act Fund	$77.6 million	0.95%
RBC EM Equity – Canadian Corporate Class Fund	$58.7 million	0.60% to 1.75%*
RBC EM Equity – 3C7 Account	$23.0 million	No Stated Fee*

*	Excludes administration fees and/or expenses. Consistent with industry practice the funds listed above have a range of share classes or units which charge different management fees. Institutions that invest in the funds pay a negotiated fee. RBC GAM’s published institutional fee for emerging market equities is 0.95% on the first $50 million, 0.85% on the next $50 million and 0.80% thereafter. RBC GAM is paid a transfer pricing fee for the funds it manages on behalf of RBC affiliates.
†	As of 31st March, 2016.

Information about the Other Specialist Managers.

The Emerging Markets Portfolio is currently managed by five (5) Specialist Managers: The Boston Company Asset Management LLC (“TBCAM”); City of London Investment Management Company Limited (“CLIM”); Parametric Portfolio Associates, LLC (“Parametric”); Mellon Capital Management Corporation (“Mellon Capital”) and Cadence Capital Management, LLC (“Cadence”). TBCAM’s principal offices are located at One Boston Place, Boston, MA 02108. CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom. Parametric’s principal offices are located at 1918 Eighth Ave, Seattle, WA 98101. Mellon Capital’s principal offices are located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Cadence’s principal offices are located at 265 Franklin Street, Boston, MA 02110.

The fees to which each of these Specialist Managers are entitled are as follows:

TBCAM	At an annual rate of 0.90% of the first $50 million; 0.85% of the next $50 million; 0.70% of the next $100 million and 0.55% of assets in excess of $200 million.

CLIM	At an annual rate of 1.00% of the first $100 million of Combined Assets; 0.80% of the next $100 million of Combined Assets; and 0.50% of Combined Assets in excess of $200 million. Combined Assets refers to the aggregate of all assets of the Portfolio managed by CLIM and any assets of other clients of the Adviser managed by CLIM using the same strategy.

Parametric	An annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% on Combined Liquidity Assets over $150 million. Combined Liquidity Assets means the sum of the net assets of each Trust Portfolio allocated to Parametric to be managed using their “Liquidity Strategy.” Parametric is also entitled to receive a flat fee of $10,000, provided that 1/12 of such fee is waived for any calendar month in which no Portfolio assets were allocated to Parametric’s Liquidity Strategy.

Mellon Capital	An annual rate of 0.13%, so long as the aggregate of all assets managed by Mellon Capital for equity Portfolios of the Trust and other clients of the Adviser using the same strategies is at least $2 billion – otherwise, 0.15%.

Cadence	An annual rate of 0.13%, so long as the aggregate of all assets managed by Cadence for the Trust and other clients of the Adviser is at least $2 billion – otherwise, 0.15%.

RBC (proposed)	At an annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million. Combined Assets refers to the aggregate of all assets of the Portfolio managed by RBC and any assets of other clients of the Adviser managed by RBC using the same strategy.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009 and amended on March 1, 2011 and December 15, 2015. Unified is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated:    June 30, 2016

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio. Each is designed to correspond with the tables relating to The Emerging Markets Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which RBC GAM will be compensated under the Proposed Agreement will be higher than the fees currently paid to any of the existing Specialist Managers under contract with respect to The Emerging Markets Portfolio at certain asset levels.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Emerging Markets Portfolio during The Emerging Markets Portfolio’s fiscal year ended June 30, 2015 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period. These tables assume an allocation of 10% of The Emerging Markets Portfolio’s assets to RBC GAM , which is the Adviser’s current projection of the most likely eventual allocation. Actual future allocations will be dependent on the Adviser’s assessment of then-prevailing market conditions.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2015

The net assets of The Emerging Markets Portfolio’s HC Strategic Shares as of June 30, 2015 were approximately $1.9 billion.

As of June 30, 2015, the allocations for each of the Specialist Managers then serving The Emerging Markets Portfolio were: 48% to TBCAM, 48% to Mellon Capital, 4% to Parametric and 0% to Cadence. For the fee table if RBC GAM is approved, the figures shown assume an eventual allocation of: 43% to TBCAM, 43% to Mellon Capital, 4% to Parametric, 10% to RBC GAM and 0% to Cadence.

	Fees Under Existing Agreements as of 6/30/2015	Fees if Proposed Agreement is Approved as of 6/30/2015
Management Fees*	0.39%	0.43%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Portfolio Operating Expenses	0.62%	0.66%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2015	Expenses that would have been Incurred during the FYE 6/30/2015 if the Proposed Agreement had been in effect during such period
1 year	$63	$67
3 years	$199	$211
5 years	$346	$368
10 years	$774	$822

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2015

The net assets of The Emerging Markets Portfolio’s HC Advisors Shares as of June 30, 2015 were approximately $3 million.

As of June 30, 2015, the allocations for each of the Specialist Managers then serving The Emerging Markets Portfolio were: 48% to TBCAM, 48% to Mellon Capital, 4% to Parametric and 0% to Cadence. For the fee table if RBC GAM is approved, the figures shown assume an eventual allocation of: 43% to TBCAM, 43% to Mellon Capital, 4% to Parametric, 10% to RBC GAM and 0% to Cadence.

	Fees Under Existing Agreements as of 6/30/2015	Fees if Proposed Agreement is Approved as of 6/30/2015
Management Fees*	0.39%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Portfolio Operating Expenses	0.87%	0.91%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2015	Expenses that would have been Incurred during the FYE 6/30/2015 if the Proposed Agreement had been in effect during such period
1 year	$89	$93
3 years	$278	$290
5 years	$482	$504
10 years	$1,073	$1,120

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The Emerging Markets Portfolio

AGREEMENT made this      day of     , 2016, between RBC Global Asset Management (U.K.) Ltd., a corporation organized under the laws of England and Wales, and regulated by the Financial Conduct Authority (FCA), and the Securities Exchange Commission (SEC) (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) that offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Emerging Markets Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. The Portfolio Manager will treat the Trust as a professional client under the FCA Rules and accord the Trust the relevant protections associated with this classification. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws. To enable the Portfolio Manager to comply with its obligations the Trust will provide the Portfolio Manager with the current Registration Statement in force from time to time.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of, or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. In particular the Trust consents for the Portfolio Manager to trade on behalf of the Portfolio outside of a Regulated Market or Multilateral Trading Facility. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets and the Trust hereby confirms that the Portfolio will inform the Portfolio Manager of any liens, charges or other encumbrances, other than those granted by the Trust to the custodian bank or administrator in the ordinary course of business Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account so that the Trust can ensure compliance with the various limitations on investments applicable to the Portfolio and so the Trust’s investment adviser can ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees or Adviser, attend meetings of the Board of Trustees or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders or a portion of commission relating to such transactions to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay a broker a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer, that has been notified to the Portfolio Manager in accordance with Section 11, which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder.

4.Expenses and Compensation. (a) Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses.

(b) Subject to the foregoing, the actual fee that the Portfolio Manager shall be entitled to receive from the Portfolio shall be calculated daily and payable quarterly, at the annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $200 million.

(c) For purposes of this Agreement:

(i) “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account.

(ii) “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. It is understood that the average daily net asset value of the Account shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that the net asset value of the Other Accounts shall be calculated by the applicable custodian or valuation agent and that income accruals and receivables shall be included in making such calculation.

(iii) The fee payable to the Portfolio Manager by the Portfolio shall be paid and billed in arrears based on the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rate, as set forth in the fee schedule above, to the Average Quarterly Net Assets of the Combined Assets, multiplying by 365, dividing by the number of calendar days in the preceding calendar quarter; and multiplying by a factor that is equal to the proportion that the Quarterly Average Net Assets of the Account bears to the Combined Assets.

(iv) For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s then current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; (ii) any acts of the Adviser, the custodian bank, administrator or accounting agent of the Trust and (iii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Board of Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent of the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board of Trustees, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the RBC Marks (as defined below), by the Trust for use in regulatory filings and required disclosure documents shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the names “RBC Global Asset Management (U.K.) Ltd. and RBC Global Asset Management” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“RBC Marks”), are valuable property of Royal Bank of Canada and that the use of the RBC Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board of Trustees review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board of Trustees’ consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area, to the extent it is permitted to do so under applicable laws. Notwithstanding the above any trading histories of directors, officers and employees of the Portfolio Manager will where required only be supplied directly to the SEC or other applicable regulatory agency.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by e-mail with a hard copy in writing to follow, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

If to Portfolio Manager:

RBC Global Asset Management (U.K.) Ltd

c/o Chief Operating Officer: Matthew Graham

Riverbank House

2 Swan Lane

London, UK, EC4R 3AF

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Board of Trustees of the Trust or any individual Trustee of the Trust.

The Trust expressly consents to the delegation of the client servicing obligations under section 2(iv) of this Agreement by the Portfolio Manager to its affiliate RBC Global Asset Management (U.S.) Inc (“GAM US”) and consents to the Portfolio Manager sharing information with GAM US to assist in performing its delegated obligations. The Portfolio Manager may also delegate certain back office or operational functions relating to this Agreement to its affiliates from time to time. Such delegations will not alter or abrogate the Portfolio Manager’s obligations to the Trust under this Agreement. Other than as expressly permitted above the Portfolio Manager is not permitted to delegate or sub-contract any of its obligations under this contract to third parties without the prior written consent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	RBC Global Asset Management (U.K.) Ltd

By:

By:

ATTEST:	HC Capital Trust (on behalf of The Emerging Markets Portfolio)

By:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E11542-S46495	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

1. Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and RBC Global Asset Management (UK) Limited (“RBCGAM”).				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

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E11543-S46495

SPECIAL MEETING OF SHAREHOLDERS

OF

THE EMERGING MARKETS PORTFOLIO

OF

HC CAPITAL TRUST

JULY 29, 2016

The undersigned appoints Robert J. Zion and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, July 29, 2016 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.